UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2013

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32185	36-3953261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors;
        Appointment of Certain Officers; Compensatory Arrangements of Certain
        Officers
On April 19, 2013, Inland Real Estate Corporation (“we” or the “Company”) entered into employment agreements with each of Mark E. Zalatoris (president and chief executive officer), Brett A. Brown (executive vice president, chief financial officer and treasurer), D. Scott Carr (executive vice president and chief investment officer), Beth Sprecher Brooks (senior vice president, general counsel and secretary) and William W. Anderson (senior vice president – transactions) (collectively, the “named executive officers”). The employment agreements provide for a term of employment from January 1, 2013 through December 31, 2013. Copies of these employment agreements are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated in their entirety in this Item 5.02 disclosure by reference.  The following descriptions of the material terms and conditions of the employment agreements do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto.
BASE COMPENSATION
Each named executive officer will receive a fixed amount of base compensation that includes a cash component and an equity component. The cash component consists of cash salaries of $520,000 for Mr. Zalatoris, $400,000 for Mr. Brown, $390,000 for Mr. Carr, $300,000 for Ms. Brooks and $290,000 for Mr. Anderson. The equity component consists of a number of shares of restricted stock with a value on the date of grant equal to $50,000 for Mr. Zalatoris, $20,000 for Mr. Brown and Mr. Carr and $15,000 for Ms. Brooks and Mr. Anderson. The rights of the named executive officers to these shares of restricted stock vest 20% per year over five years.
PERFORMANCE-BASED AWARDS
Each named executive officer has an opportunity to earn annual awards of cash and restricted stock in an amount equal to a percentage of his or her base cash salary for 2013. A portion of this opportunity will be based upon the achievement by the executive of personal goals agreed to in advance by the compensation committee (with respect to Mr. Zalatoris) or Mr. Zalatoris (with respect to the other named executive officers). The remainder of this opportunity will be based on our performance relative to the “2013 Retail REIT Shopping Center Index” (the “NAREIT Peer Index”). We will determine our performance by comparing the growth rates in our funds from operations (“FFO”) and Total Shareholder Return from year to year versus the median growth rates in those measures of the companies in the NAREIT Peer Index. As used herein, “Total Shareholder Return” is equal to the sum of (1) the percentage change in our common stock price between January 1st and December 31st of the employment year and (2) our distribution yield for the employment year (calculated by dividing (x) the total distributions paid per share of our common stock for the employment year by (y) the closing price for a share of our common stock on January 1st of the employment year). We will have achieved (1) a “Target” level of performance if the measure in question is equal to or greater than 100%, but less than 130%, of the median for the NAREIT Peer Index; and (2) a “High” level of performance if the measure in question is both positive and equal to or greater than 130% of the median for the NAREIT Peer Index.

The maximum possible annual cash incentive award that each executive could earn, expressed as a percentage of the executive’s base cash salary for 2013, is set forth below:
Maximum Possible Annual Cash Incentive Award
(As Percentage of 2013 Base Cash Salary)

Mark Zalatoris	Brett Brown and Scott Carr	Beth Brooks and William Anderson

33%	30%	27%
Of the maximum possible annual cash incentive award, the amount that each executive officer actually earns, if any, will be the sum of three components. The first component, as set forth below, will depend upon our level of performance for 2013 as measured by the growth rate in our FFO relative to the median growth rate in FFO of the companies listed in the NAREIT Peer Index:
First Component of Annual Cash Incentive Award
(FFO)
(As Percentage of 2013 Base Cash Salary)

	Mark Zalatoris	Brett Brown	Scott Carr	Beth Brooks and William Anderson

Granted automatically upon achieving a “Target” level of growth in FFO	7%	7%	6%	6%

Granted automatically upon achieving a “High” level of growth in FFO	11%	10%	10%	9%
The second component, as set forth below, will depend upon our level of performance for 2013 as measured by the growth rate in our Total Shareholder Return relative to the median total shareholder return of the companies included in the NAREIT Peer Index:
Second Component of Annual Cash Incentive Award
(Total Shareholder Return)
(As Percentage of 2013 Base Cash Salary)

	Mark Zalatoris	Brett Brown	Scott Carr	Beth Brooks and William Anderson

Granted automatically upon achieving a “Target” level of growth in Total Shareholder Return	7%	7%	6%	6%

Granted automatically upon achieving a “High” level of growth in Total Shareholder Return	11%	10%	10%	9%

The third component will be fixed in the discretion of the compensation committee (with respect to Mr. Zalatoris) or Mr. Zalatoris (with respect to the other named executive officers) based upon a determination of whether the named executive officer achieved the personal goals agreed upon in advance. The award for the third component can range from zero to the maximum percentage reflected below.
Third Component of Annual Cash Incentive Award
(Personal Goals)
(Maximum Possible as Percentage of 2013 Base Cash Salary)

	Mark Zalatoris	Brett Brown and Scott Carr	Beth Brooks and William Anderson

Granted in the discretion of the compensation committee (for Mr. Zalatoris) or Mr. Zalatoris (for the other named executive officers) based on an assessment of the achievement of personal goals	11%	10%	9%

The maximum possible annual restricted stock incentive award that each executive could earn, expressed as a percentage of the executive’s base cash salary for 2013, is set forth below:

Maximum Possible Annual Restricted Stock Incentive Award
(As Percentage of 2013 Base Cash Salary)

Mark Zalatoris	Brett Brown and Scott Carr	Beth Brooks and William Anderson

66%	60%	48%
Of the maximum possible annual restricted stock incentive award, the amount that each executive officer actually earns, if any, will be equal to a fraction, the numerator of which will be the sum of the three components described below, and the denominator of which will be the average of the high and low trading price of our common stock as reported by the New York Stock Exchange on the date of grant. The first component of the numerator, as set forth below, will depend upon our level of performance for 2013 as measured by the growth rate in our FFO relative to the median growth rate in FFO of the companies listed in the NAREIT Peer Index:

First Component of Annual Restricted Stock Incentive Award
(FFO)
(As Percentage of 2013 Base Cash Salary)

	Mark Zalatoris	Brett Brown and Scott Carr	Beth Brooks and William Anderson

Granted automatically upon achieving a “Target” level of growth in FFO	13%	12%	10%

Granted automatically upon achieving a “High” level of growth in FFO	22%	20%	16%
The second component of the numerator, as set forth below, will depend upon our level of performance for 2013 as measured by the growth rate in our Total Shareholder Return relative to the median total shareholder return of the companies included in the NAREIT Peer Index:
Second Component of Annual Restricted Stock Incentive Award
(Total Shareholder Return)
(As Percentage of 2013 Base Cash Salary)

	Mark Zalatoris	Brett Brown and Scott Carr	Beth Brooks and William Anderson

Granted automatically upon achieving a “Target” level of growth in Total Shareholder Return	13%	12%	10%

Granted automatically upon achieving a “High” level of growth in Total Shareholder Return	22%	20%	16%

The third component of the numerator will be fixed in the discretion of the compensation committee or Mr. Zalatoris based upon a subjective determination of whether the named executive officer achieves the personal goals agreed upon in advance. The award for the third component can range from zero to the maximum percentage reflected below.

Third Component of Annual Restricted Stock Incentive Award
(Personal Goals)
(Maximum Possible as Percentage of 2013 Base Cash Salary)

	Mark Zalatoris	Brett Brown and Scott Carr	Beth Brooks and William Anderson

Granted in the discretion of the compensation committee (for Mr. Zalatoris) or Mr. Zalatoris (for the other named executive officers) based on an assessment of the achievement of personal goals	22%	20%	16%
The rights of each named executive officers to any shares of restricted stock earned as an annual restricted stock incentive award will vest 20% per year over five years.

PAYMENTS UPON TERMINATION
Under the new employment agreements for 2013, we are required to provide compensation and other benefits to the named executive officers in the event of a termination of employment that are essentially unchanged from our obligations under the 2012 contracts. Some of the material terms and conditions of these rights are summarized below.
Termination by the Company for Cause or Voluntarily by the Executive.  Under the employment agreements, we will have “cause” to terminate an executive’s employment if, among other things, the executive fails to perform his or her duties under the employment agreement. If employment is terminated by us for “cause” or voluntarily by the executive, then within 30 days of the date of the termination, we will pay the executive:

•	any accrued base salary;

•	any accrued vacation pay;

•	any accrued reimbursable expenses; and

•	any accrued benefits, together with any benefits required to be paid or provided under applicable law.
In addition, any restricted stock awards issued to the executive which have not yet vested will immediately be forfeited.
Termination by the Company without Cause or by the Executive for Good Reason.  Under the employment agreements, an executive will have “good reason” to terminate his or her employment agreement if: (1) we require the executive to relocate his or her principal residence to a location outside of the greater Chicago Metropolitan Area, (2) certain reductions are made to the executive’s base salary or other compensation and benefits, or (3) we materially breach the provisions of the agreement. If employment is terminated by us “without cause” or by the executive for “good reason,” then within 30 days of the date of the termination, we will pay the executive:

•	any accrued base salary;

•	any accrued vacation pay;

•	any accrued reimbursable expenses;

•	any accrued benefits, together with any benefits required to be paid or provided under applicable law;

•	any accrued bonus, which has been determined for the prior year, but not yet paid;

•	any accrued bonus for the current year prorated to the date of termination; and

•
an amount equal to the sum of: (A) the executive’s then current per annum base salary, plus (B) an amount equal to the annual cash incentive award which was paid to the executive for the fiscal year preceding the year of termination; provided, however, that the payment to the executive would, in no event, have exceed an amount which would cause the executive to receive an “excess parachute payment” as defined in the Code.

In addition, any restricted stock awards which have not yet vested will vest immediately and will no longer be subject to forfeiture.
Termination by Company for Good Reason. Under the employment agreements, we will have “good reason” to terminate an executive’s employment if the executive fails to achieve the personal goals and objectives mutually agreed upon between the executive and the board. If we terminate the executive’s employment for “good reason,” then within 30 days of the date of the termination, we will pay the executive:

•	any accrued base salary;

•	any accrued vacation pay;

•	any accrued reimbursable expenses;

•	any accrued benefits, together with any benefits required to be paid or provided under applicable law;

•	any accrued bonus, which has been determined for the prior year, but not yet paid;

•	any accrued bonus for the current year prorated to the date of termination; and

•
an amount equal to 0.50 times the sum: (A) the executive’s then current per annum base salary, plus (B) an amount equal to the annual cash incentive award which was paid to the executive for the fiscal year preceding the year of termination; provided, however, that the payment to the executive would, in no event, have exceed an amount which would cause the executive to receive an “excess parachute payment” as defined in the Code.

In addition, any restricted stock awards which have not yet vested will immediately be forfeited.
Change of Control. If employment under the agreement is terminated within one year of a “change of control,” then within 30 days of the date of the termination, we will pay the executive:

•	any accrued base salary;

•	any accrued vacation pay;

•	any accrued reimbursable expenses;

•	any accrued benefits, together with any benefits required to be paid or provided under applicable law;

•	any accrued bonus, which has been determined for the prior year, but not yet paid;

•	any accrued bonus for the current year prorated to the date of termination; and

•
an amount equal to 2.0 times the sum of: (A) the executive’s then current per annum base salary; plus (B) an amount equal to the annual cash incentive award paid to the executive for the fiscal year immediately preceding the year of termination; plus (C) the aggregate dollar value of each of the restricted stock awards that was granted to executive for the fiscal year immediately preceding the year of termination; provided, however, that the payment to the executive will, in no event, exceed an amount which would cause the executive to receive an “excess parachute payment” as defined in the Code.

In addition, if the executive’s employment is terminated within one year of a “change of control,” then any restricted stock awards which have not vested will immediately vest and no longer be subject to forfeiture.
Termination upon Death or Total Disability.  If employment under the agreement is terminated by reason of the death or “total disability” of the executive, then within 30 days of the date of the termination, we will pay the executive (or his or her estate or beneficiaries):

•	any accrued base salary;

•	any accrued vacation pay;

•	any accrued reimbursable expenses;

•	any accrued benefits, together with any benefits required to be paid or provided under applicable law; and

•	any accrued bonus.
In addition, any restricted stock or stock option awards issued to the executive which have not yet vested will vest immediately and no longer be subject to forfeiture.
OTHER TERMS AND PROVISIONS
As with the 2012 employment agreements, during the term of the new employment agreements for 2013 and for a period of one year following termination, the named executive officers have agreed to certain non-compete, non-hiring and non-solicitation provisions. The named executive officers have also agreed, for a period of two years following expiration of the employment agreements, to certain non-disclosure and non-disparagement provisions.
Item 8.01.    Other Events
As disclosed in certain of our previous SEC filings, U.S. Bank National Association, as successor trustee for the registered holders of TIAA Seasoned Commercial Mortgage Trust 2007-C4, Commercial Mortgage Pass-Through Certificates, Series 2007-C4 (the “Plaintiff”) has filed an action in the Circuit Court of the Sixteenth Judicial District, Kane County, Illinois (the “Court”) regarding the shopping center property commonly known as Algonquin Commons (Case #13CH12, the “Case”). On March 15, 2013, we received notice that the Plaintiff had filed an amended complaint in the Case (the “Amended Complaint”). As in the original complaint in the Case, the Amended Complaint alleges events of default under the loan documents for the mortgage loans encumbering Algonquin Commons. IN Retail Fund, L.L.C., an unconsolidated joint venture of the Company, IN Retail Fund Algonquin Commons, L.L.C. (“ the Subsidiary Owner”) and Inland Commercial Property Management, Inc., our wholly owned subsidiary, were each named as defendants in the prior complaint and the Amended Complaint, along with other non-affiliates of the Company.

In connection with the Case, the Plaintiff filed a motion (the “Motion”) for appointment of a receiver for Algonquin Commons pursuant to the Illinois Mortgage Foreclosure Law (the “Foreclosure Law”). The Court granted the Motion and issued an order (the “Order”) effective March 1, 2013, appointing a receiver for Algonquin Commons (the “Receiver”) under the Foreclosure Law. As a result of the Order, the Receiver and his affiliated management company, are now managing and operating Algonquin Commons and are now collecting all rents for Algonquin Commons. The Subsidiary Owner argued against the appointment of a receiver for Algonquin Commons and has filed an appeal in the Appellate Court of Illinois, Second Judicial District in the Circuit Court for the Sixteenth Judicial District in Kane County, Illinois, appealing (among other things) the Order granting Plaintiff’s Motion for the Appointment of a Receiver and further intends to pursue all available defenses against and otherwise to contest the appointment of the Receiver to the maximum extent permitted under applicable law.

On April 17, 2013, Inland Real Estate Corporation (NYSE: IRC) announced that it had paid a cash distribution of $0.0475 per share on the outstanding shares of its common stock to common stockholders of record at the close of business on April 1, 2013.

In addition, on April 17, 2013, the Company declared a cash distribution of $0.0475 per share on the outstanding shares of its common stock, payable on May 17, 2013 to common stockholders of record at the close of business on April 30, 2013.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated in its entirety in this Item 8.01 disclosure by reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements in this Current Report on Form 8-K may constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that do not reflect historical facts and instead reflect our management’s intentions, beliefs, expectations, plans or predictions of the future.  Forward-looking statements can often be identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management’s intent, belief or expectation with respect to the progress or outcome of litigation, our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of our business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. Forward-looking statements are not guarantees of future outcomes or performance, and investors should not place undue reliance on them. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the inherently uncertain nature of litigation and the risks listed and described under Item 1A”Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2013, as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC. Except as otherwise required by applicable law, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement in this release to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which any such statement is based.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit No.	Description

10.1	Employment Agreement between Inland Real Estate Corporation and Mark E. Zalatoris, effective as of January 1, 2013

10.2	Employment Agreement between Inland Real Estate Corporation and Brett A. Brown, effective as of January 1, 2013

10.3	Employment Agreement between Inland Real Estate Corporation and D. Scott Carr, effective as of January 1, 2013

10.4	Employment Agreement between Inland Real Estate Corporation and Beth Sprecher Brooks, effective as of January 1, 2013

10.5	Employment Agreement between Inland Real Estate Corporation and William W. Anderson, effective as of January 1, 2013

99.1	News release of Inland Real Estate Corporation, dated April 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark E. Zalatoris
Name:	Mark E. Zalatoris
Title:	President and Chief Executive Officer
Date: April 19, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement between Inland Real Estate Corporation and Mark E. Zalatoris, effective as of January 1, 2013

10.2	Employment Agreement between Inland Real Estate Corporation and Brett A. Brown, effective as of January 1, 2013

10.3	Employment Agreement between Inland Real Estate Corporation and D. Scott Carr, effective as of January 1, 2013

10.4	Employment Agreement between Inland Real Estate Corporation and Beth Sprecher Brooks, effective as of January 1, 2013

10.5	Employment Agreement between Inland Real Estate Corporation and William W. Anderson, effective as of January 1, 2013

99.1	News release of Inland Real Estate Corporation, dated April 17, 2013.